Filed Pursuant to Rule 497(e)
1933 Act No. 002-93131
1940 Act No. 811-04044

PARNASSUS FUNDS

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

December 1, 2022

Supplement to Statutory Prospectus Dated May 1, 2022 (as supplemented to date)

Effective December 30, 2022 (the “Effective Date”), the name of the Parnassus Endeavor Fund (the “Fund”) will change to the Parnassus Value Equity Fund, and all references to the Fund’s name in the prospectus are hereby changed to the new name as of that date. The Fund’s principal investment strategies and investment objective will remain the same.

Additionally, as of the Effective Date, Billy J. Hwan will serve as the lead Portfolio Manager of the Fund and Krishna S. Chintalapalli will serve as a Portfolio Manager of the Fund, with the following changes being made to the prospectus:

1.    The “Summary Section – Parnassus Value Equity Fund – Portfolio Managers” of the prospectus is hereby amended and restated as follows: “Billy J. Hwan is the lead Portfolio Manager of the Parnassus Value Equity Fund and has served as a portfolio manager of the Fund since 2018. Krishna S. Chintalapalli is a Portfolio Manager of the Parnassus Value Equity Fund and has served as a portfolio manager of the Fund since 2022.”

2.    The reference to Mr. Hwan in the “Management of the Funds” section of the prospectus is hereby amended and restated as follows: “Billy J. Hwan, CPA, CFA, is the lead Portfolio Manager of the Parnassus Value Equity Fund and has served as a portfolio manager of the Fund since 2018. He is a Senior Research Analyst at Parnassus Investments, where he has worked since 2012.”

3.    The “Management of the Funds” section of the prospectus is supplemented by adding the following disclosure: “Krishna S. Chintalapalli, is a Portfolio Manager of the Parnassus Value Equity Fund and has served as a portfolio manager of the Fund since 2022. He is a Senior Research Analyst at Parnassus Investments, where he has worked since 2022.”

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Please Read Carefully and Keep for Future Reference

Filed Pursuant to Rule 497(e)
1933 Act No. 002-93131
1940 Act No. 811-04044

PARNASSUS FUNDS

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

December 1, 2022

Supplement to Statement of Additional Information (“SAI”) Dated May 1, 2022 (as supplemented to date)

Effective December 30, 2022 (the “Effective Date”), the name of the Parnassus Endeavor Fund (the “Fund”) will change to the Parnassus Value Equity Fund, and all references to the Fund’s name in the SAI are hereby changed to the new name as of that date. The Fund’s principal investment strategies and investment objective will remain the same.

Additionally, as of the Effective Date, Krishna S. Chintalapalli will serve as a Portfolio Manager of the Fund. The “Portfolio Managers” section in the SAI is hereby supplemented with the following disclosure:

The number of accounts and assets is shown as of October 31, 2022. None of the other accounts identified below have advisory fees that are performance based. The portfolio manager may from time to time manage portfolios used in model portfolio arrangements offered by various sponsors. In connection with these model portfolios, the portfolio manager provides investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts.

Number of Other Accounts Managed

and Total Assets by Account Type

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Krishna S. Chintalapalli	0
	$0	None	None

The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio manager is compensated in various forms. The following table outlines the forms of compensation paid to the portfolio manager as of November 30, 2022.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Krishna S. Chintalapalli	Salary	Parnassus Investments	The management committee of Parnassus Investments determines Krishna S. Chintalapalli’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios.

	Performance Bonus	Parnassus Investments	As part of Krishna S. Chintalapalli’s compensation, he may receive a bonus based on the pre-tax performance of the Parnassus Value Equity Fund over multiple years versus the Russell 1000® Value Index.

The dollar range of shares of the Funds beneficially owned by the portfolio manager, as of October 31, 2022 (which is also the valuation date), is set forth below.

Dollar Range of Shares of	Parnassus Core Equity Fund	Parnassus Mid Cap Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
Krishna S. Chintalapalli	None	None	$10,000 - $50,000	None	None

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Please Read Carefully and Keep for Future Reference

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